Exhibit 99.1A

                            Cal Alta Auto Glass, Inc.
                          #8, 3927 Edmonton Trail, N.E.
                             Calgary, Alberta T2E T1

                                                          May 28, 2007

Mr. Kirk Reed, President & The Board of
Directors of Energy One Resource
Services Inc. Suite 1000, Bankers Hall
West 888 - 3rd Street, S.W. Calgary,
Alberta T2P 5L5

RE: Letter of Intent - Proposed Take-over
Bid for the shares of Energy One Resource Services Inc.







Gentlemen:

       Let this Letter of Intent serve to: (a) express the intentions of Cal Alta Auto Glass, Inc., a Nevada corporation (the "Buyer") to purchase (the "Acquisition") all of the issued and outstanding capital stock (the "Shares") of Energy One Resource Services Inc., an Alberta corporation (the "Company") from the Company's stockholders (the "Sellers"); and (b) supersede and replace all prior understandings and discussions that we have had regarding the transactions and matters set forth below.

       We understand that all of the Company's issued and outstanding capital stock consists of the following common stock and all said stock is held by stockholders who have given you their assurance that they seek to enter into the transaction contemplated by the Acquisition. As presently contemplated, we anticipate that a closing (the "Closing") of the Acquisition transaction contemplated in the definitive agreements for the purchase of the Shares (the "Definitive Agreements") shall occur on or before 2:00 P.M. (Calgary, Alberta time), September 7, 2007, at which time the Definitive Agreements will be executed.

       In executing this Letter of Intent, the Buyer acknowledges and confirms its intentions expressed herein with respect to the proposed transaction, but (except for the provisions of Paragraphs numbered 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, and 16 hereof which are intended to be legally binding and enforceable) this Letter of Intent is not intended to constitute a binding contract or to create any legal obligations or rights of any party or non-party within any jurisdiction.

       The parties hereto further acknowledge and confirm that they seek to complete the contemplated Acquisition under Section 368 of the Internal Revenue Code of 1986, as amended and part 14 of and pursuant to the Securities Act (Alberta) and all other applicable securities laws in Alberta. Further, and prior to the close of the Acquisition, the parties acknowledge and agree that the Buyer shall have the right, at its sole discretion, to divest or make arrangements for the divestiture, in whole or in part, of the Company's assets and business operations on such terms as the Buyer may determine with the consent of the Company (the "Divestiture"). Buyer shall, however, reasonably consult with and advise the Company of any determinations that it makes with respect to the terms, timing, and arrangements in connection with any Divestiture.

       In the event the parties fail to execute the Definitive Agreements by 2:00 P.M., (Calgary, Alberta time), September 7, 2007 (the "Closing"), regardless of the cause or reason, then this Letter of Intent (except for Paragraphs 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, and 16) shall terminate automatically and become null and void and of no force or effect as to its intent without liability on the part of any party (or parties), and without further action by the parties or any one of them.

       At present, on the basis of the information made available to us, we believe that an agreement can be reached upon the following general terms and conditions.

1.       Delivery of Shares at Closing by Sellers

         At Closing (as set forth in Paragraph 6 below), the Company shall cause each of the Sellers to deliver to Buyer all of the Shares of the Company owned and held by the Sellers. All said Shares shall be delivered free of any rights, claims, interests, charges (both legal and equitable) and encumbrances of any third party (including any that may be asserted under any marital or community property laws) ("Encumbrances"). The Company shall, upon request of the Buyer, provide the Buyer with an opinion of its legal counsel that the Shares are and will be at Closing, free of all said Encumbrances.
(a) No later than ten (10) days prior to Closing, the Company and each Seller shall confirm the total number of Shares of the Company that are and will be outstanding at Closing and provide the Buyer with instructions for the number of shares of the Buyer's common stock that are to be issued to each of the Sellers in payment of the pro rata Purchase Price to each Seller.

2.       Consideration for Shares

         At Closing and subject to Paragraph 2 of this Letter of Intent, Buyer shall pay such number of shares of Buyer's common stock (the "Purchase Price") as the parties may determine for all of the issued and outstanding Shares of the Company with the amount of the Purchase Price to be paid to each Seller to be determined by the proportion of the number of Shares sold by each Seller divided by the total number of Shares of the Company then outstanding. The parties acknowledge that the number of shares shall be further negotiated.

3.       Conditions to Buyer's Obligations to Closing

         The obligations of the Buyer to consummate the Acquisition is subject to the following conditions:
(a) completion of Buyer's Due Diligence, satisfactory to Buyer (in its sole and absolute discretion) including, but not limited to, any pending or threatened litigation or government inquiry or proceeding which could lead to or result in actions to enjoin, challenge, require the payment of damages in connection with the Acquisition, or otherwise result in additional burdens upon the Buyer as a result of the Acquisition;

(b) completion of negotiations and execution of the Definitive Agreements and any and all collateral agreements and third party consents prior to September 7, 2007, with representations and warranties, affirmative and negative covenants customary in transactions of this type;

(c) a formal take-over bid circular filed and prepared in accordance with applicable securities legislation in Alberta;

(d) receipt by Buyer of approval by all state and federal (and also provincial) securities regulatory bodies), as may be needed;

(e) the receipt by Buyer of any consents deemed by Buyer as needed or necessary to consummate the Acquisition, unless Buyer waives its right to require any said consents;

(f) completion of negotiations and execution of any other agreements with one or more Company officers and employees on terms deemed satisfactory to Buyer;

(g) approval of the Acquisition and all transactions contemplated or required to effect the Acquisition, by the Board of Directors of both Buyer and Company (and by the Shareholders of the Company after the Company's Annual General and Special Meeting of its Shareholders to occur on or before August 30,
                  2007);

(h) at Closing, the Company's net working capital (defined as total current assets minus total current liabilities) shall be not less than such amount as the Buyer determines, in the exercise of its reasonable discretion is necessary to ensure that the Company can meet its financial obligations without difficulties;

(i) at Closing, the Company's equity (as reflected on its balance sheet of June 30, 2007 and at closing), shall be not less than such amount as the Buyer determines, in the exercise of its reasonable discretion, is necessary to ensure hat the company can meet its financial obligations without difficulties.

4.                Expiration

         Unless terminated in a writing signed by both the Buyer and the Seller, this Letter of Intent and the terms and conditions recited herein, shall expire at 2:00 P.M., (Calgary, Alberta time) on June 1, 2007.
5.       No Solicitation

         The Company agrees not to take any of the following action and to cause each of the Sellers not to solicit interest in, encourage, supply information in connection with, negotiate, or entertain, directly or indirectly, any transaction involving: (1) the purchase or acquisition of the Company or any assets of the Company (except in the ordinary course of the Company's business); (2) a business combination involving the Company or affiliate or subsidiary of the Company; (3) the issuance or sale of any shares of the Company's capital stock, any security convertible or exchangeable for the purchase of any shares of the Company's capital stock, or the issuance or sale of any warrant, right, or option which, upon exercise could result in the issuance or sale of any shares of the Company's capital stock; (4) the sale of all or any portion of the business or assets of the Company (except in the ordinary course of the Company's business); or (5) any combination of any of them.
6.       Closing

         The Closing shall occur at the offices of Miller Thomson LLP, counsel to the Company, at the address on the first page of this Agreement on or before 2:00 P.M., (Calgary, Alberta time) on September 7, 2007 or soon thereafter as the parties may mutually agree in writing.
7.       Survival of Certain Provisions

         Paragraphs 4,5, 6, 7, 8, 9, 10, 11, 12, 13, 14, and 16 herein are binding upon the parties and shall survive the termination or expiration of this Letter of Intent for a period of three (3) years hereafter. This Letter of Intent shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnitees of each of the parties hereto.

8.       Warranty of the Company

         The Company warrants and represents to the Buyer that each Seller will have at Closing, the power and authority to enter into the Definitive Agreements and that the Company has duly authorized the execution and delivery of this Letter of Intent to the Buyer.
9.       Notices

         All notices and other communication shall be furnished by hand delivery or registered or certified mail to the parties at the addresses set forth below. Any such notice shall be deemed duly given upon the date it is delivered to the address shown below, addressed to each party using the addresses given on the first page of this Agreement. The addresses set forth above may be changed by either party upon delivery to every other party a notice of change of address in accordance with the terms of this Paragraph 9 of this Letter of Intent.
10.      Expenses

         Each party shall be responsible for its own fees (including but not limited to legal fees, audit fees), costs, and ancillary expenses that it incurs in connection with this Letter of Intent, the Acquisition and all transactions contemplated thereby including the preparation and closing of the Definitive Agreement.
11.      Finders

         Each of the parties acknowledge and agree that they have not and will not engage the services or give or make any commitment to pay or assume an obligation to pay any finders' or other consulting fees to any person in connection with the Acquisition or the transactions contemplated by this Letter of Intent. Each party agrees to indemnify each other party from any said obligations that may be asserted at any time hereafter.

12.      Independent Counsel

         Each of the parties to this Letter of Intent acknowledges and agrees that it has been represented by independent counsel of its own choice throughout all negotiations which preceded the execution of this Letter of Intent and each has executed this Letter of Intent with the consent and upon the advice of said independent counsel.
13.      Operations of the Company Prior to Closing

         The Company agrees that prior to Closing, the Company shall operate and maintain and cause the officers and directors to operate and maintain the Company and the Company's assets and operations in accordance with the Company's customary operating procedures and past practice so as not to diminish or reduce or cause the diminution or reduction of: (1) the Company's current operations and sales; (2) the morale of the Company's employees; (3) the relationships that the Company has with its current and prospective vendors and suppliers of goods and services; and (4) the relationships that the Company has with each landlord or lessor of real property and each lessor of personal property leased by the Company. Further:

(a) Within  fifteen (15) days after the execution of this Letter of Intent,  the
Company       shall      deliver      to      the      Buyer      copies      of
-----------------------------------------------------------------  documents and such other information as Buyer may reasonably request so as to allow Buyer to undertake a due diligence review of the Company (the "Company's Due Diligence Documents"). The parties agree that Buyer shall have the right, upon reasonable notice, to inspect and further review the Company's books and records during regular business hours and to conduct such other reviews to confirm and evaluate the Company's Due Diligence Documents. The parties further agree that the scope and extent of said due diligence review shall include such matters as Buyer, in the exercise of its reasonable discretion, may reasonably require and the Company shall cooperate, deliver photocopies, and assist Buyer by providing reasonable access and assistance to further the completion of said due diligence by Buyer and any legal or accounting advisors retained to assist Buyer in conducting the due diligence.

(b) Within fifteen (15) days after the execution of the Letter of Intent the Buyer shall deliver to the Company and its solicitors, Miller Thomson LLP, copies of documents and such other information as the Company and its solicitors, acting reasonably, may request so as to allow the Company to undertake a due diligence review of the Buyer (the "Buyer's Due Diligence Documents"). The parties agree that the Company shall have the right, upon reasonable notice, to inspect and review the Buyer's books and records during regular business hours and to conduct such other reviews to confirm and evaluate the Buyer's Due Diligence Documents. The parties further agree that the scope and extent of Company's Due Diligence review shall include such matters as Company, in the exercise of its reasonable discretion, may reasonably require and the Buyer shall fully cooperate and assist Company by providing reasonable access and assistance to further the completion of Company's Due Diligence by Company and any legal advisors and/or accounting advisors retained to assist the Company in conducting the due diligence.

(c) The Company agrees that it shall not, at any time, enter into any employment, consulting, joint venture, partnership, or similar agreements with any person or make or give any current employee, consultant, or other person any increase or bonus unless the Buyer has provided the Company with written approval of the same.

(d) The Company further agrees that it shall not, subject to Buyer's written consent, issue or cause to be issued any shares of its capital stock or grant or issue any options, warrants, rights, or other securities which could result in the issuance of any additional shares of its common stock or issue or grant any securities which are convertible or exchangeable into the Company's capital stock or any class or series thereof, save for the conversion of certain currently outstanding convertible debentures into common shares (as outstanding as of May 25, 2007) listed and described in Exhibit A attached hereto and incorporated by reference herein. The obligations set forth in this sub-paragraph shall be broadly construed and shall continue until the earlier of the Closing or the termination of this Letter of Intent.

14.               Arbitration & Choice of Law

         Any dispute or claim arising to or in any way related to this Letter of Intent shall be settled by arbitration in Calgary, Alberta. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration except that in the event of a dispute between the parties concerning the enforcement or interpretation of this Letter of Intent, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorneys' fees and other costs and expenses by the other parties to the dispute. This Letter of Intent and the Definitive Agreements shall be interpreted and enforced under the laws of Nevada as if each were fully executed and all acts contemplated in each were fully performed in Nevada.

15.      Definitive Agreements

         Promptly following the Buyer's receipt of an executed copy of this Letter of Intent, the Buyer's counsel shall commence the preparation of a draft of the Definitive Agreements to be entered into by the Sellers and Buyer and the formal Take-Over Bid Circular that must be filed and prepared in accordance with Securities legislation in Alberta. These Definitive Agreements shall contain the detailed terms and conditions governing the Acquisition and any related transactions, as well as certain mutually agreed upon representations, warranties and indemnifications by each Seller and the Company. The parties and their respective counsel will promptly proceed to negotiate and finalize the specific terms and related other documents to the mutual satisfaction of all parties, all as intended by this Letter of Intent.

16.      Confidentiality

         Subject to Buyer's duties and obligations under the Securities Exchange Act of 1934, and under the Securities Act (Alberta) it is agreed by the parties that any information concerning the business or operations of the Company, disclosed to Buyer or its counsel, accountants, representatives or financial institutions prior to or after the date of this Letter of Intent shall be treated as confidential, unless such information is of public record or knowledge or becomes available to Buyer on a non-confidential basis from a source other than the Company, the Sellers or their representatives. Buyer shall not use such information for any purpose other than for evaluating the transaction contemplated by this Letter of Intent.

(a) In the event that the parties fail to execute the Definitive Agreements by 2:00 P.M., (Calgary, Alberta time), September 7, 2007, Buyer shall promptly redeliver to the Company all confidential information concerning the Company, and Buyer shall not retain any copies, extracts or other reproductions, in whole or in part, of such confidential information.

         If this Letter of Intent properly sets forth our mutually agreeable understanding with respect to the above matters, please so indicate by executing this Letter of Intent in the space provided below, and return a copy of such original to Frank Aiello at your earliest convenience (via fax at (403)216-3479) with a second copy to the Buyer's counsel, Law Offices of William M. Aul via fax at 619-542-0555.
Very truly yours,
                                               CAL ALTA AUTO GLASS, INC.
Date:                                          Per:
             --------------------------        -----------------------------
                                               Frank Aiello, President


                                               ENERGY ONE RESOURCE SERVICES INC.
Date:                                          Per:
             -------------------------         ------------------------------
                                               Kirk Reed, President


              [SIGNATURE PAGE TO LETTER OF INTENT OF MAY 28, 2007]

                                    EXHIBIT A

            OUTSTANDING CONVERTIBLE DEBENTURES ISSUED BY THE COMPANY

                  In accordance with Paragraph 13(d) of this Letter of Intent, the Company hereby warrants and represents that the following Convertible Debentures are outstanding as of May 25, 2007:

          Dollar Amount                 Date Issued            Name of Holder

          1.  ____________________      ___________           _______________

          2. ____________________       ___________           _______________

          3. ____________________       ___________           _______________

          4. ____________________       ___________           _______________

          5. ____________________       ___________           _______________

          6. ____________________       ___________           _______________

          7. ____________________       ___________           _______________

          8. ____________________       ___________           _______________

          9. ____________________       ___________           _______________

       10. ____________________         ___________           _______________